Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Fruit Of The Loom Unsecured Creditors Trust (the “Trust”) on Form 10-Q for the period ended October 31, 2003 as furnished to the Securities and Exchange Commission on the date hereof (the “Report”), I, W. Edward Clingman, Jr., a principal of Clingman & Hanger Management Associates, LLC, Trust Administrator of the Trust, certify, pursuant to 18 U.S.C. Section 906 of the Sarbanes-Oxley Act of 2002, that:

1)	The Report fully complies, to the extent applicable, with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.

Date: December 15, 2003	By:	CLINGMAN & HANGER MANAGEMENT ASSOCIATES, LLC as Trust Administrator of the Fruit Of The Loom Unsecured Creditors Trust

/S/ W. EDWARD CLINGMAN, JR. W. Edward Clingman, Jr., Principal